UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2021

PRAXIS PRECISION MEDICINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39620	47-5195942
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Praxis Precision Medicines, Inc.
One Broadway, 16th Floor
Cambridge, Massachusetts 02142
(Address of principal executive offices, including zip code)

(617) 300-8460

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PRAX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 13, 2021, Dr. Nicholas Galakatos, member of the Board of Directors (the “Board”) of Praxis Precision Medicines, Inc. (the “Company”) and chair of the Nominating and Corporate Governance Committee of the Board, and Dr. Kiran Reddy, member of the Board, each resigned from the Board, effective April 13, 2021. Each of Dr. Galakatos and Dr. Reddy’s decision to resign from the Board was not the result of any dispute or disagreement with the Company or the Company’s Board on any matter relating to the operations, policies or practices of the Company.

On April 13, 2021, upon the recommendation of the Nominating and Corporate Governance Committee of the Board, the Board elected Jeffrey Chodakewitz, M.D., to join the Board, effective April 13, 2021. Dr. Chodakewitz will serve as a Class II director until the 2022 annual meeting of stockholders or until his successor has been duly elected and qualified. The Board determined that Dr. Chodakewitz is independent under the listing standards of Nasdaq.

In connection with his election to the Board, Dr. Chodakewitz will receive cash and an equity award for his Board service in accordance with the Company’s Non-Employee Director Compensation Policy. Dr. Chodakewitz is not a party to any transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K, and there are no arrangements or understandings between Dr. Chodakewitz and any other persons pursuant to which he was selected as a director. In addition, Dr. Chodakewitz has entered into an indemnification agreement with the Company consistent with the form of indemnification agreement entered into between the Company and its existing non-employee directors.

On April 15, 2021, the Company issued a press release announcing Dr. Chodakewitz’s election to the Board and has attached a copy of such press release as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated April 15, 2021

104	Cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRAXIS PRECISION MEDICINES, INC.

Date: April 15, 2021	By:	/s/ Marcio Souza
Marcio Souza
Chief Executive Officer